UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2021

FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana		35-1546989
(State or other jurisdiction		(I.R.S. Employer
incorporation or organization)		Identification No.)

One First Financial Plaza, Terre Haute, IN		47807
(Address of principal executive office)		(Zip Code)

(812)	238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting of Shareholders of First Financial Corporation (the “Corporation”) held on April 21, 2021 (the “Annual Meeting”), the Corporation’s shareholders approved the First Financial Corporation Amended and Restated 2011 Omnibus Equity Incentive Plan (the “Plan”). The description of the Plan contained under the caption “Proposal 3: Approval of the First Financial Corporation Amended and Restated 2011 Omnibus Equity Incentive Plan” in the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 18, 2021 is incorporated herein by reference. Such description is qualified in its entirety by reference to the Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 23, 2021, the Corporation filed an amendment (the “Articles Amendment”) to its Amended and Restated Articles of Incorporation (the “Articles”) with the Indiana Secretary of State to amend the Articles to provide shareholders with the right to amend the Code of By-Laws of the Corporation. The Articles Amendment was approved by the Corporation’s shareholders at the Annual Meeting. A copy of the Articles Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The final voting results relating to the matters voted on at the 2021 annual meeting of shareholders are set forth below.

1.    The five persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2024:

NAME	FOR	WITHHELD
Thomas T. Dinkel	8,721,997	1,761,873
Norman L. Lowery	9,788,648	695,222
Thomas C. Martin	9,303,583	1,180,287
James O. McDonald	10,035,615	448,255
William J. Voges	8,179,820	2,304,050
There were a total of 1,441,941 broker non-votes with respect to the director election proposal.

2.    The shareholders approved through a non-binding advisory vote the 2020 compensation of the Corporation's named executive officers as described in the Corporation’s proxy statement as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
9,615,401	790,278	78,191	1,441,941

3.    The shareholders approved the First Financial Corporation Amended and Restated 2011 Omnibus Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
9,798,391	630,992	54,487	1,441,941

4.    The shareholders approved the amendment to the Corporation's Amended and Restated Articles of Incorporation to provide shareholders the right to amend the Code of By-Laws of the Corporation as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
10,204,820	244,938	34,112	1,441,941

5.    The shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021 as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
11,631,399	170,758	123,654	-0-

Item 9.01.	Financial Statements and Exhibits

Exhibit Number
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of First Financial Corporation, effective April 23, 2021
10.1	First Financial Corporation Amended and Restated 2011 Omnibus Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated April 27, 2021
/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer